BERGER STEINGUT TARNOFF & STERN
                                Attorneys at Law
                               600 Madison Avenue
                            New York, New York 10022

                                 (212) 980-1400






                               September 25, 1991



Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

Gruntal & Co., Incorporated
14 Wall Street
New York, New York 10005

                 Re:    Municipal Securities Trust, Series 52
                        and Multi-State Series 41

Gentlemen:

          We have acted as special counsel to Bear, Stearns & Co. Inc. and Gruntal & Co., Incorporated, as Depositors, Sponsors and Principal Underwriters (the "Depositors") of Municipal Securities Trust, Series 52 and Multi-State Series 41 (the "Trust"), a trust consisting of four separate unit investment trusts designated Municipal Trust, California Trust, New York Trust and Virginia Trust (collectively, the "Trusts"), in connection with the issuance by the Trusts of 5,000, 3,000, 5,000 and 3,000 units, respectively, of fractional undivided interest (collectively, the "Units"). We have been requested to render our opinion as to the validity of the Trust Agreements (as hereinafter defined) and the Units. Pursuant to the Trust Agreements, the Depositors have transferred to the Trusts certain long-term bonds and contracts to purchase certain long-term bonds (collectively, the "Bonds"), together with an irrevocable letter of credit to be held by the Trustee upon the terms and conditions set forth in the Trust Agreements.

          In connection with our representation, we have examined copies of the following documents relating to the creation of the Trusts and the issuance and sale of the Units:

          (a) the Reference Trust Agreements bearing today's date relating to Series 52 and Multi-State Series 41 (the "Trust Agreements") among the Depositors, United States Trust Company of

C/M  11939.0001 407402.1

Bear, Stearns & Co. Inc.
Gruntal & Co., Incorporated
September 25, 1991
Page 2


   New York, as Trustee (the "Trustee"), and Kenny S&P Evaluation
   Services, as Evaluator;

          (b) the Registration Statement on Form S-6 (File No. 33- 42466) filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended, and Amendment No. 1 thereto, containing the proposed form of the final Prospectus relating to the Units (the "Prospectus") (collectively, the "Registration Statement"), which is expected to be filed with the Commission this day; and

          (c) the Certificate of Incorporation, By-Laws, Foreign Bid Certificate, Certified Board of Directors resolutions and Power of Attorney of each of the Depositors.

          We have assumed the genuineness of all signatures and the conformity to original documents of all documents provided to us as such.

          We have not reviewed the financial statements, compilation of the Bonds held by the Trusts, and other financial data contained in the Registration Statement and the Prospectus, as to which you have been furnished with the reports of the accountants appearing in the Registration Statement and the Prospectus.

          Based on the foregoing and upon an investigation of such matters of law as we have deemed necessary, we are of the opinion that:

          (1) The Trust Agreements have been duly authorized and entered into by an authorized officer of each of the Depositors and are valid and binding obligation of the Depositors in accordance with their respective terms, subject to laws of general application affecting the rights and remedies of creditors.

          (2) The execution and delivery of the certificates evidencing the Units have been authorized by the Depositors and such certificates when executed by the Trustee and the Depositors in accordance with the provisions of the certificates and the Trust Agreements and when issued for the consideration contemplated therein, will constitute fractional undivided interests in the respective Trusts, will be entitled to the benefits of the Trust Agreements, and will conform to the description thereof contained in the Prospectus. Upon payment of the consideration for the Units as provided in the Trust Agreements and the Registration Statement, the Units will be fully paid and non-assessable by the Trusts.


C/M  11939.0001 407402.1

Bear, Stearns & Co. Inc.
Gruntal & Co., Incorporated
September 25, 1991
Page 3


          We hereby consent to the filing of this opinion and our opinion regarding the tax status of the Trust as Exhibits to the Registration Statement and to the use of our name in the Registration Statement and in the Prospectus under the headings "Tax Status" and "Legal Opinions".

                                              Very truly yours,



                                              BERGER STEINGUT TARNOFF & STERN




C/M  11939.0001 407402.1

                                  BERGER STEINGUT TARNOFF & STERN
                                         Attorneys at Law
                                        600 Madison Avenue
                                     New York, New York  10022

                                          (212) 980-1400






                                         November 19, 1992



Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

Gruntal & Co., Incorporated
14 Wall Street
New York, New York 10005

                 Re:    Municipal Securities Trust, Series 53
                        and Multi-State Series 42

Gentlemen:

          We have acted as special counsel to Bear, Stearns & Co. Inc. and Gruntal & Co., Incorporated, as Depositors, Sponsors and Principal Underwriters (the "Depositors") of Municipal Securities Trust, Series 53 and Multi-State Series 42 (the "Trust"), a trust consisting of four separate unit investment trusts designated Municipal Trust, California Trust, New York Trust and Virginia Trust (collectively, the "Trusts"), in connection with the issuance by the Trusts of 4,000, 2,500, 2,500 and 3,000 units, respectively, of fractional undivided interest (collectively, the "Units"). We have been requested to render our opinion as to the validity of the Trust Agreements (as hereinafter defined) and the Units. Pursuant to the Trust Agreements, the Depositors have transferred to the Trusts certain long-term bonds and contracts to purchase certain long-term bonds (collectively, the "Bonds"), together with an irrevocable letter of credit to be held by the Trustee upon the terms and conditions set forth in the Trust Agreements.

          In connection with our representation, we have examined copies of the following documents relating to the creation of the Trusts and the issuance and sale of the Units:

          (a) the Reference Trust Agreements bearing today's date relating to Series 53 and Multi-State Series 42 (the "Trust Agreements") among the Depositors, United States Trust Company of

C/M  11939.0001 407402.1

Bear, Stearns & Co. Inc.
Gruntal & Co., Incorporated
November 19, 1992
Page 2


   New York, as Trustee (the "Trustee"), and Kenny S&P Evaluation
   Services, as Evaluator;

          (b) the Registration Statement on Form S-6 (File No. 33- 53854) filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended, and Amendment No. 1 thereto, containing the proposed form of the final Prospectus relating to the Units (the "Prospectus") (collectively, the "Registration Statement"), which is expected to be filed with the Commission this day; and

          (c) the Certificate of Incorporation, By-Laws, Foreign Bid Certificate, Certified Board of Directors resolutions and Power of Attorney of each of the Depositors.

          We have assumed the genuineness of all signatures and the conformity to original documents of all documents provided to us as such.

          We have not reviewed the financial statements, compilation of the Bonds held by the Trusts, and other financial data contained in the Registration Statement and the Prospectus, as to which you have been furnished with the reports of the accountants appearing in the Registration Statement and the Prospectus.

          Based on the foregoing and upon an investigation of such matters of law as we have deemed necessary, we are of the opinion that:

          (1) The Trust Agreements have been duly authorized and entered into by an authorized officer of each of the Depositors and are valid and binding obligation of the Depositors in accordance with their respective terms, subject to laws of general application affecting the rights and remedies of creditors.

          (2) The execution and delivery of the certificates evidencing the Units have been authorized by the Depositors and such certificates when executed by the Trustee and the Depositors in accordance with the provisions of the certificates and the Trust Agreements and when issued for the consideration contemplated therein, will constitute fractional undivided interests in the respective Trusts, will be entitled to the benefits of the Trust Agreements, and will conform to the description thereof contained in the Prospectus. Upon payment of the consideration for the Units as provided in the Trust Agreements and the Registration Statement, the Units will be fully paid and non-assessable by the Trusts.


C/M  11939.0001 407402.1

Bear, Stearns & Co. Inc.
Gruntal & Co., Incorporated
November 19, 1992
Page 3

          We hereby consent to the filing of this opinion and our opinion regarding the tax status of the Trust as Exhibits to the Registration Statement and to the use of our name in the Registration Statement and in the Prospectus under the headings "Tax Status" and "Legal Opinions".

                                              Very truly yours,



                                              BERGER STEINGUT TARNOFF & STERN


C/M  11939.0001 407402.1